                                                                    EXHIBIT 10.3


================================================================================




                               SERVICING AGREEMENT



                                      among



                         T & W FUNDING COMPANY I, L.L.C.
                                 ("Transferor")



                                       and



                           T & W FINANCIAL CORPORATION
                                  ("Servicer")



                                       and



                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                       ("Trustee" and "Back-up Servicer")


                          Dated as of February 1, 1997



================================================================================

                                TABLE OF CONTENTS


ARTICLE I             DEFINITIONS.........................................................................1

      Section 1.01.       Defined Terms...................................................................1


ARTICLE II            SERVICER REPRESENTATIONS, WARRANTIES AND COVENANTS..................................3

      Section 2.01.       Representations and Warranties..................................................3
      Section 2.02.       Covenants.......................................................................5


ARTICLE III           ADMINISTRATION AND SERVICING OF LEASE CONTRACTS.....................................5

      Section 3.01.       Responsibilities of Servicer....................................................5
      Section 3.02.       Servicer Standard of Care.......................................................8
      Section 3.03.       Servicer Remittances............................................................8
      Section 3.04.       Servicer Advances...............................................................9
      Section 3.05.       Financing Statements............................................................9
      Section 3.06.       Maintenance of Insurance Policy; Insurance Proceeds.............................9
      Section 3.07.       Personal Property and Sales Taxes..............................................10
      Section 3.08.       No Offset......................................................................10
      Section 3.09.       Servicing Compensation.........................................................10
      Section 3.10.       Substitution or Purchase of Lease Contracts....................................10
      Section 3.11.       Titles.........................................................................11
      Section 3.12.       Errors and Omissions Insurance.................................................12


ARTICLE IV            ACCOUNTINGS, STATEMENTS AND REPORTS................................................12

      Section 4.01.       Monthly Servicer's Reports.....................................................12
      Section 4.02.       Financial Statements; Certification as to Compliance; Notice of Default........12
      Section 4.03.       Annual Independent Accountants' Servicing Reports; Annual Federal
                          Tax Lien Search................................................................14
      Section 4.04.       Access to Certain Documentation and Information................................15
      Section 4.05.       Other Necessary Data...........................................................16
      Section 4.06.       Trustee to Cooperate...........................................................16


ARTICLE V             THE SERVICER AND THE TRANSFEROR....................................................17

      Section 5.01.       Servicer Indemnification.......................................................17
      Section 5.02.       Corporate Existence; Reorganizations...........................................18
      Section 5.03.       Limitation on Liability of the Servicer and Others.............................18
      Section 5.04.       The Servicer Not to Resign.....................................................18


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
      Section 5.05.       Transferor Indemnification.....................................................19


ARTICLE VI            SERVICING TERMINATION..............................................................19

      Section 6.01.       Servicer Events of Default.....................................................19
      Section 6.02.       Back-up Servicer to Act; Taking of Bids; Appointment of Successor
                          Servicer.......................................................................22
      Section 6.03.       Notification to Certificateholders.............................................23
      Section 6.04.       Waiver of Past Defaults........................................................23
      Section 6.05.       Effects of Termination of Servicer.............................................24
      Section 6.06.       No Effect on Other Parties.....................................................24


ARTICLE VII           THE BACK-UP SERVICER...............................................................24

      Section 7.01.       Representations of Back-up Servicer............................................24
      Section 7.02.       Merger or Consolidation of, or Assumption of the Obligations of, Back-
                          up Servicer....................................................................25
      Section 7.03.       Back-up Servicer Resignation...................................................25
      Section 7.04.       Back-up Servicer Removal.......................................................26
      Section 7.05.       Oversight of Servicing.........................................................26
      Section 7.06.       Additional Back-up Servicer Duties.............................................27
      Section 7.07.       Back-up Servicer Compensation..................................................27


ARTICLE VIII          MISCELLANEOUS PROVISIONS...........................................................27

      Section 8.01.       Termination of This Agreement..................................................27
      Section 8.02.       Amendments.....................................................................28
      Section 8.03.       Governing Law..................................................................29
      Section 8.04.       Notices........................................................................29
      Section 8.05.       Severability of Provisions.....................................................29
      Section 8.06.       Binding Effect.................................................................30
      Section 8.07.       Article Headings and Captions..................................................30
      Section 8.08.       Legal Holidays.................................................................30
      Section 8.09.       Assignment for Security for the Certificates...................................30
      Section 8.10.       No Servicing Assignment........................................................30
      Section 8.11.       Bond Insurer Default...........................................................30
      Section 8.12.       Counterparts...................................................................30
      Section 8.13.       Third Party Beneficiary........................................................30


EXHIBIT A -- Form of Monthly Servicer's Report...........................................................A-1
EXHIBIT B -- Servicer Disk Information...................................................................B-1

        This SERVICING AGREEMENT (as amended and supplemented from time to time, (this "Agreement"), dated as of February 1, 1997, is entered into by and among T & W Funding Company I, L.L.C. (herein, together with its permitted successors and assigns, the "Transferor"), T & W Financial Corporation, as servicer and as company (herein, together with its permitted successors and assigns, the "Servicer" or "Company") and Norwest Minnesota National Association, as trustee and as back-up servicer (herein, together with its permitted successors and assigns, the "Trustee" or "Back-up Servicer").


                              PRELIMINARY STATEMENT


        The Transferor has entered into a Trust and Security Agreement, dated as of February 1, 1997 (the "Trust and Security Agreement"), with the Trustee, the Back-up Servicer and the Servicer, pursuant to which a series of Certificates will be issued.


        The Transferor, T & W Financial Corporation (the "Company") and T & W Funding Company V, L.L.C., and T & W Funding Company VI, L.L.C. (each, a "Contributor," and, collectively, the "Contributors") have entered into a Contribution Agreement dated as of February 1, 1997 (the "Contribution Agreement"), providing for, among other things, the agreement by the Company and the Contributors to repurchase certain Lease Assets that are being contributed to the Transferor and conveyed to the Trust created pursuant to the Trust and Security Agreement, for the benefit of the Certificateholders and the Bond Insurer. As a precondition to the effectiveness of the Contribution Agreement, the Contribution Agreement requires that the Servicer, the Transferor, the Trustee and the Back-up Servicer enter into this Agreement to provide for the servicing of the Lease Assets.


        In addition, the Transferor is conveying to the Trust all of the Transferor's rights derived under this Servicing Agreement and the Contribution Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Lease Assets shall also be for the benefit the Trustee, the Bond Insurer and the holders from time to time of the Certificates. For its services under the Servicing Agreement, the Servicer will receive a Servicer Fee as provided herein and in the Trust and Security Agreement. For its services hereunder the Back-up Servicer will receive a Back-up Servicer Fee as provided herein and in the Trust and Security Agreement.


                                    ARTICLE I

                                   DEFINITIONS

        Section 1.01. Defined Terms. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Trust and Security Agreement or, if not defined therein, in the Contribution Agreement.


        "Back-up Servicer" shall initially mean Norwest Bank Minnesota, National Association, a national banking association.


        "Company" shall mean T & W Financial Corporation, a Washington corporation.


        "Contribution Agreement" shall mean the Contribution Agreement, dated as of February 1, 1997, between the Company, the Contributors and the Transferor, as amended and supplemented in accordance with its terms.


        "Liquidated Lease Receivable" shall mean a Lease Receivable that has been liquidated pursuant to Section 3.01(b) hereof.


        "Local Bank" shall have the meaning specified in Section 3.03 hereof.


        "Lock Box" shall have the meaning specified in Section 3.03 hereof.


        "Local Bank Account" shall mean the account established in the name of the Trustee pursuant to Section 3.03 hereof, into which account shall be deposited payments related to the Lease Receivables.


        "Monthly Servicer's Report" shall mean the report prepared by the Servicer pursuant to Section 4.01 hereof.


        "Officer's Certificate" shall mean a certificate signed by the Chairman of the Board, the Vice-Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Servicer.


        "Reported Company" shall mean T & W Financial Corporation and its Affiliates on a combined basis, and if the initial Servicer is no longer acting as Servicer, then any successor Servicer appointed pursuant to this Agreement.

        "Reported Company's Financial Statements" shall include the Reported Company's audited consolidating balance sheet and income statement, consolidated statement of sources and uses/applications of cash, consolidated statement of change in financial position, auditors opinion letter regarding audited financial statements, and all notes to the audited financial statements.


        "Servicer" shall initially mean T & W Financial Corporation until a successor Person shall have become the Servicer pursuant to the applicable provisions of this Agreement, and thereafter "Servicer" shall mean such successor Person.


        "Servicer Advance" shall have the meaning set forth in Section 3.04 hereof.


        "Servicer Default" shall mean any occurrence or circumstance which with notice or the lapse of time or both would be a Servicer Event of Default under this Agreement.


        "Servicer Event of Default" shall mean each of the occurrences or circumstances enumerated in Section 6.01 hereof.


        "Servicer State of Incorporation" means the State of Washington.


        "Servicer Termination Notice" means the notice described in Section 6.01 hereof.


        "Servicing Officer" shall mean those officers of the Servicer involved in, or responsible for, the administration and servicing of the Lease Contracts, as identified on the list of Servicing Officers furnished by the Servicer to the Trustee, the Back-up Servicer, the Bond Insurer and the Certificateholders from time to time.


        "SIC Code" shall mean the Standard Industrial Classification Codes established by the U.S. Office of Management and Budget as a guideline for reporting business statistics.


        "Substitution Criterion" shall have the meaning specified in the Contribution Agreement.


        "Trustee" shall initially mean Norwest Bank Minnesota, a national banking association.


                                   ARTICLE II

               SERVICER REPRESENTATIONS, WARRANTIES AND COVENANTS


        Section 2.01. Representations and Warranties. The Servicer makes the following representations and warranties, which shall survive the Closing Date:

                (a) Organization and Good Standing. The Servicer has been duly incorporated and is validly existing in good standing as a corporation under the laws of the Servicer State of Incorporation, with requisite corporate power and authority to own its properties, perform its obligations under this Agreement and to transact the business in which it is now engaged or in which it proposes to engage.


                (b) Authorization and Binding Obligation. Each of this Agreement, the Trust and Security Agreement, and the Insurance Agreement has been duly authorized, executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject as to enforcement to any bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of equity or law.


                (c) No Violation. The entering into of this Agreement, the Trust and Security Agreement, and the Insurance Agreement and the performance by the Servicer of its obligations under this Agreement, the Trust and Security Agreement and the Insurance Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Servicer pursuant to the terms of any material indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Certificate of Incorporation or By-laws, or any statute or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court, or any such regulatory authority or other governmental agency or body is required for the Servicer to enter into this Agreement, the Trust and Security Agreement and the Insurance Agreement.


                (d) No Proceedings. There are no proceedings or investigations pending, or to the knowledge of the Servicer, threatened against or affecting the Servicer or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including but not limited to any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment or Leased Vehicles, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Servicer and its subsidiaries, or the ability of the Servicer to perform its obligations under this Agreement, the Trust and Security Agreement, or the Insurance Agreement. The Servicer is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.


                (e) Approvals. The Servicer (i) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject,
        (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, and (iii) is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or instrument to which it is a party or by which it may be bound, which violation or failure to obtain materially adversely affect the business or condition (financial or otherwise) of the Servicer and its subsidiaries.


                (f) Investment Company. The Servicer is not an investment company which is required to register under the Investment Company Act of 1940, as amended.


                (g) Net Worth. As of the Closing Date, the Tangible Net Worth Requirement is met.


        Section 2.02. Covenants. (a) The Servicer covenants as to the Lease
        Assets:


               (i) The Servicer shall not release or assign any Lien in favor of the Trustee on any item of Equipment or Leased Vehicle related to any Lease Contract in whole or in part, except as permitted herein or in the Trust and Security Agreement.


              (ii) The Servicer will in all material respects duly fulfill all obligations on the Servicer's part to be fulfilled under or in connection with the Lease Assets. The Servicer will not amend, rescind, cancel or modify any Lease Contract or term or provision thereof, except as permitted herein or in the Trust and Security Agreement, and the Servicer will not do anything that would materially impair the rights of the Certificateholders, the Trustee or the Bond Insurer in the Lease Assets, except as contemplated herein or in the Trust and Security Agreement.


             (iii) In performing its servicing duties hereunder, the Servicer shall collect all payments required to be made by the Customers under the Lease Contracts, enforce all material rights of the Transferor under the Lease Contracts and defend the Equipment and Leased Vehicles against all Persons, claims and demands whatsoever. The Servicer shall not assign, sell, pledge or exchange or in any way encumber or otherwise dispose of the

        Equipment or Leased Vehicles, except as permitted hereunder or in the Trust and Security Agreement.


               (b) The Servicer will deliver each of the accountings, statements and reports described in Article IV hereof to each party as set forth therein.


                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF LEASE CONTRACTS


        Section 3.01. Responsibilities of Servicer. (a) The Servicer, for the benefit of the Certificateholders, the Bond Insurer and the Trustee, shall be responsible for, and shall, in accordance with its customary servicing procedure, pursue the managing, servicing, administering, enforcing and making of collections on the Lease Contracts, the Equipment, the Leased Vehicles and any Insurance Policies, the enforcement of the Trustee's security interest in the Lease Contracts, Lease Receivables, Equipment and Leased Vehicles granted pursuant to the Trust and Security Agreement, and the sale or the releasing of the Equipment and Leased Vehicles upon the expiration or other termination of the related Lease Contract (or repossession thereof without termination), each in accordance with the standards and procedures set forth in this Agreement and any related provisions of the Trust and Security Agreement and Contribution Agreement. The Servicer's responsibilities shall include collecting and posting of all payments, responding to inquiries of Customers, investigating delinquencies, accounting for collections and furnishing monthly and annual statements to the Back-up Servicer, the Trustee, the Bond Insurer, the Rating Agencies and the Certificateholders with respect to payments, making Servicer Advances, providing appropriate federal income tax information to the Trustee for use in providing information to the Certificateholders or the Bond Insurer, collecting and remitting sales and property taxes to taxing authorities, and using its best efforts to maintain the perfected security interest of the Trustee in the Trust Property. The Servicer (at its expense), acting alone or through a subservicer, shall have full power and authority, acting at its sole discretion, to do any and all things in connection with such managing, servicing, administration, enforcement, collection and such sale of the Equipment and Leased Vehicles that it may deem necessary or desirable, including the prudent delegation of such responsibilities. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of a subservicer, shall, and is hereby authorized and empowered by the Trustee, subject to
Section 3.02 hereof, to execute and deliver (on behalf of itself, the Certificateholders, the Trustee or any of them) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Lease Contracts and the Lease Contract Files. The Servicer, acting alone or through a subservicer, also may, in its sole discretion, waive any late payment charge or penalty, or any other fees that may be collected in the ordinary course of servicing any Lease Contract. Notwithstanding the foregoing, neither the Servicer, nor any subservicer, shall, except pursuant to a judicial order from a court of competent jurisdiction, or as otherwise expressly provided in this Agreement, release or waive the right to collect the Scheduled Payments or any unpaid balance on any Lease Contract. The Trustee shall, at the expense of the Servicer, furnish the Servicer, or at the request of the Servicer, any subservicer, with any powers of attorney and other documents necessary or appropriate to enable the Servicer or subservicer to carry out its servicing and administrative duties hereunder, and the Trustee shall not be responsible for the Servicer's or subservicer's application thereof. Notwithstanding the appointment by the Servicer of a subservicer hereunder, the Servicer shall remain primarily liable for the full performance of its obligations hereunder.


        (b) The Servicer (or a subservicer) shall conduct any Lease Contract management, servicing, administration, collection or enforcement actions in the following manner:


               (i) The Servicer, as agent for and on behalf of the Transferor, with respect to any Defaulted Lease Contract shall follow such practices and procedures as are normal and consistent with the Servicer's standards and procedures relating to its own lease contracts, lease receivables, equipment and vehicles that are similar to the Lease Contracts, Lease Receivables, the Equipment and Leased Vehicles, including, without limitation, the taking of appropriate actions to foreclose or otherwise liquidate any such Defaulted Lease Contract, together with the related Equipment or Leased Vehicles, to collect any Guaranty Amounts, Insurance Proceeds and Recoveries, and to enforce the Transferor's rights under the Contribution Agreement. All Recoveries or Residual Proceeds in respect of any such Lease Receivable and the related Equipment or Leased Vehicles received by the Servicer shall be remitted to the Trustee for deposit in the Collection Account pursuant to Section 3.03(a) hereof;


              (ii) The Servicer may sue to enforce or collect upon Lease Contracts as agent for the Transferor. If the Servicer elects to commence a legal proceeding to enforce a Lease Contract, the act of commencement shall be deemed to be an automatic assignment of the Lease Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Lease Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Lease Contract, then the Trustee on behalf of the Transferor shall, at the Servicer's request and expense, take such steps as the Servicer deems necessary and instructs the Trustee in writing to take to enforce the Lease Contract, including bringing suit in its name or the name of the Transferor, as beneficial owner of the Lease Contract, or the names of the Certificateholders or the Bond Insurer, as third party beneficiaries thereunder, and the Trustee shall be indemnified by the Servicer for any such action taken;


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
             (iii) The Servicer shall exercise any rights of recourse against third parties that exist with respect to any Lease Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Lease Contract to the person against whom recourse exists to the extent necessary, and at the price set forth in the document creating the recourse. The Servicer will not reduce or diminish such recourse rights, except to the extent that it exercises such right;


              (iv) The Servicer may not accept Substitute Lease Contracts that do not comply with Section 3.10 hereof, Sections 3.03 and 3.04 of the Contribution Agreement and Section 4.04 of the Trust and Security Agreement;


               (v) The Servicer may waive, modify or vary any terms of any Lease Contract or consent to the postponement of strict compliance with any such term if in the Servicer's reasonable and prudent determination such waiver, modification or postponement is not materially adverse to the Certificateholders or the Bond Insurer; provided, however, that (A) the Servicer shall not forgive any payment of rent, and (B) the Servicer shall not permit any modification with respect to any Lease Contract that would decrease the Scheduled Payment, defer the payment of any principal or interest or any Scheduled Payment, reduce the Implicit Principal Balance (except in connection with actual payments attributable to such Implicit Principal Balance), or prevent the complete amortization of the Implicit Principal Balance from occurring by the Calculation Date in the sixth month preceding the Stated Maturity. The Servicer shall provide the Back-up Servicer, the Bond Insurer and the Trustee with an amendment to the Lease Schedule reflecting any modification of any Scheduled Payment;


              (vi) The Servicer shall not consent to the termination of any Lease Contract in connection with loss of or damage to the related Equipment or Leased Vehicles unless the Customer has paid an amount not less than the Purchase Price for such Lease Contract, or if less, the maximum amount legally collectible under the related Lease Contract;


             (vii) Upon termination of a Lease Contract after payment of the last Scheduled Payment due thereunder or in the event that the Servicer or any subservicer in the enforcement of any Lease Contract otherwise
        (A) acquires title to any item of Equipment or Leased Vehicle with respect to which title was held by the Customer or (B) reclaims possession of Equipment or Leased Vehicle from the Customer, the Servicer shall use its best efforts to sell or re-lease such item of Equipment or Leased Vehicle promptly and consistent with the standard of care set forth in Section 3.02 hereof. Any Recoveries or Residual Proceeds related thereto shall be deposited in accordance with
        Section 3.03(a) hereof; and

            (viii) Notwithstanding any provision to the contrary contained in this Agreement, the Servicer or any subservicer shall exercise any right under a Lease Contract to accelerate the unpaid Scheduled Payments, due or to become due thereunder in such a manner as to maximize the net proceeds available; provided, however, that the Servicer will not accelerate any Scheduled Payment unless permitted to do so by the terms of the Lease Contract or under applicable law.


        Section 3.02. Servicer Standard of Care. In managing, administering, servicing, enforcing and making collections on the Lease Contracts, Equipment and Leased Vehicles pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with that which the Servicer customarily exercises with respect to similar lease contracts, equipment and vehicles owned by it, and in any event, in a prudent and commercially reasonable manner. The Servicer shall punctually perform all of its obligations and agreements under this Agreement and shall comply with all applicable federal and state laws and regulations, shall maintain all State and federal licenses and franchises necessary for it to perform its servicing responsibilities hereunder, and shall not materially impair the rights of the Bond Insurer or the Certificateholders in any Lease Contracts or payments thereunder.


        Section 3.03. Servicer Remittances. (a) The Servicer, as agent of the Transferor, shall remit to the Trustee for deposit in the Collection Account by 12:00 noon, Minneapolis time, on each Tuesday and Thursday that is a Business Day, or if such day is not a Business Day, on the next Business Day thereafter, the amounts described below that have been collected through 4:00 p.m., Minneapolis time, on the preceding Business Day, so long as such amounts exceed $1,000:


               (i) all payments made under the Lease Contract relating to the Lease Receivables, including prepayments but excluding taxes, received directly by the Servicer;


              (ii) all Residual Proceeds and Recoveries;


             (iii) the Purchase Price of any Lease Contract purchased by the Company, any of the Contributors or the Transferor, to the extent received by the Servicer;


              (iv) all Guaranty Amounts;


               (v) all Servicing Charges; and


              (vi) all Insurance Proceeds.

        The Servicer shall hold in trust for the benefit of the Certificateholders and the Bond Insurer any payment it receives relating to items (i) through (vi) above until such time as the Servicer transfers any such payment to the Trustee for deposit in the Collection Account.


        (b) On each Business Day, the Servicer, under authority given to it hereby by the Trustee, will collect from a post office box in the name of Norwest Bank Minnesota, National Association, as Trustee (the "Lock Box"), amounts representing payments sent by Customers and deposit such amounts in an account (the "Local Bank Account") in a local bank (the "Local Bank"). The Servicer will cause the Local Bank to deposit amounts in the Local Bank Account in to the Collection Account in accordance with Section 3.03(a). The authority given to the Servicer by the Trustee to collect checks from the Lock Box may be revoked at any time by the Trustee, the Back-up Servicer or the Bond Insurer and shall be revoked in the event that a Trigger Event has occurred and is continuing.


        Section 3.04. Servicer Advances. Not later than 10:00 a.m., Minneapolis time, on the Determination Date prior to each Payment Date, the Servicer shall make a Servicer Advance for each Lease Contract which is a Delinquent Lease Contract on such date by remitting to the Trustee for deposit in the Collection Account an amount equal to the Scheduled Payments, or portion thereof, which were due in the prior Due Period but not received and deposited in the Collection Account on or prior to such Determination Date; provided, however, that the Servicer shall not be obligated to make any Servicer Advance pursuant to this Section 3.04 that the Servicer determines in good faith and in accordance with its customary servicing practices that is unlikely to be eventually repaid from Scheduled Payments made by or on behalf of the related Customer; further provided, that the Servicer may make a Servicer Advance with respect to a Lease Contract once it has become a Defaulted Lease Contract if it reasonably believes that such Servicer Advance will increase the Recoveries available to the Trust. On each Determination Date, the Servicer shall deliver to the Back-up Servicer, the Trustee and the Bond Insurer the Monthly Servicer's Report listing the aggregate amount of Scheduled Payments not received for the immediately prior Due Period, the amount of Servicer Advances, and the amounts which it has determined in its sole discretion, and in accordance with its customary servicing practices, are unlikely to be recoverable from the related Customers.


        Section 3.05. Financing Statements. The Servicer will make all Uniform Commercial Code filings and recordings as may be required pursuant to the terms of the Trust and Security Agreement. The Servicer shall, in accordance with its customary servicing procedures and at its own expense, be responsible for taking such steps as are necessary to maintain perfection of such security interests. The Trustee hereby authorizes the Servicer to re-perfect or to cause the re-perfection of such security interest on its behalf as Trustee, as necessary.

        Section 3.06. Maintenance of Insurance Policy; Insurance Proceeds. The Servicer shall have no duty or obligation to verify, monitor or enforce the acquisition and/or maintenance of Insurance Policies by a Customer. Any Insurance Proceeds shall be remitted to the Trustee for deposit in the Collection Account pursuant to Section 3.03(a).


        Section 3.07. Personal Property and Sales Taxes. The Servicer shall, on behalf of the Transferor, pay or cause to be paid all personal property, sales and use taxes on or with respect to the Equipment and Leased Vehicles, or the acquisition or leasing or re-leasing thereof, as and when such taxes become due, to the extent a Customer has paid amounts to the Servicer for such taxes. The Servicer shall also cause to be filed in a timely manner any and all returns and reports required in connection with the payment of such taxes.


        Section 3.08. No Offset. Prior to the termination of this Agreement, the obligations of the Servicer under this Agreement shall not be subject to any defense, counterclaim or right of offset which the Servicer has or may have against the Transferor, whether in respect of this Agreement, any Lease Contract, Lease Receivable, Equipment, Leased Vehicle or otherwise.


        Section 3.09. Servicing Compensation. (a) As compensation for the performance of its obligations under this Agreement, the Servicer shall be entitled to receive the Servicer Fee and the Additional Servicer Fee, if applicable. The Servicer Fee shall be paid monthly, commencing on the Initial Payment Date and terminating on the first to occur of (i) the receipt of the last Scheduled Payment and related Residual Proceeds with respect to the last remaining Lease Contract, (ii) the receipt of Recoveries and Insurance Proceeds with respect to the last remaining Lease Contract, or (iii) the date on which the Transferor or the Bond Insurer purchases the last remaining Lease Contract. The Servicer Fee shall be paid by the Transferor to the Servicer at the times and in the priority as set forth in the Trust and Security Agreement. The Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, including, without limitation, payment of the fees and disbursements of the Independent Accountants and payment of expenses incurred in connection with distributions and reports to the Trustee, the Back-up Servicer, the Bond Insurer, the Rating Agencies and Certificateholders and shall not be entitled to reimbursement for such expenses; provided, however, that the Servicer will be entitled to prompt reimbursement from the Transferor for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Lease Contracts, from amounts received as Recoveries from any Defaulted Lease Contracts.


        (b) In connection with any transfer of the servicing obligations to a successor Servicer in accordance with Section 6.02 hereof, the Back-up Servicer shall be entitled to reimbursement of Transition Costs as provided in
Section 6.02 hereof and in the Trust and Security Agreement.

        (c) The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any investment held therein immediately upon realization of such loss, without any right to reimbursement therein from its own funds.


        Section 3.10. Substitution or Purchase of Lease Contracts. (a) The Servicer shall not allow termination of a Lease Contract prior to the scheduled expiration date or prepayment of any Lease Contract, unless the Transferor has
(i) pledged to the Trustee a Substitute Lease Contract and the related Equipment or related Leased Vehicle and Lease Receivables under such Substitute Lease Contract, and delivered to the Trustee the original executed counterpart of the Substitute Lease Contract and the original Certificate of Title or
(ii) purchased such prepaid Lease Contract and the related Equipment or related Leased Vehicle from the Trustee by remittance of the Purchase Price to the Servicer for deposit in the Collection Account in accordance with
Section 3.03(a) hereof; provided, further, that purchases and substitutions of Lease Contracts pursuant to this subparagraph (a) shall comply with the requirements of Section 4.04 of the Trust and Security Agreement and the criteria set forth in Section 3.04 of the Contribution Agreement.


        (b) The Servicer shall permit the Transferor to (i) purchase any Defaulted Lease Contract or Delinquent Lease Contract by remittance by the Transferor to the Servicer for deposit in the Collection Account in accordance with Section 3.03(a) hereof or (ii) substitute for any Defaulted Lease Contract or Delinquent Lease Contract, a Substitute Lease Contract and the related Equipment or related Leased Vehicle and Lease Receivables under such Substitute Lease Contract, upon the delivery to the Trustee of the original executed counterpart of the Substitute Lease Contract and the original Certificate of Title or; provided that, purchases and substitutions of Lease Contracts pursuant to this subparagraph (b) shall comply with the requirements of Section 4.04 of the Trust and Security Agreement and the criteria set forth in Section 3.04 of the Contribution Agreement.


        (c) Notwithstanding any other provision contained in this Agreement, the Servicer shall not, with respect to a Defaulted Lease Contract (i) negotiate or enter into a new lease with the Customer relating to the Equipment or the Leased Vehicle or the Customer's obligations under such Defaulted Lease Contract or
(ii) allow the Customer thereunder to resume its rights under such Defaulted Lease Contract, unless the Transferor has repurchased or made a substitution for such Defaulted Lease Contract in the manner set forth in subsection (b) hereof.


        (d) In the event that the Company or any of the Contributors is required, as a result of the breach by it of certain representations or warranties, to repurchase or substitute a Lease Contract pursuant to
Section 3.03 of the Contribution Agreement, the Servicer shall permit such repurchase or substitution in accordance with the terms of Sections 3.03 and
3.04 thereof.

        Section 3.11. Titles. (a) The Servicer shall submit or shall have caused to be submitted an Application for Certificate of Title to the applicable governmental authority for each Leased Vehicle no later than the Closing Date. The Contributor shall deliver each original Certificate of Title to the Servicer immediately upon receipt. If the new Certificate of Title is not received within 120 days after the Closing Date, the Servicer shall notify the relevant Contributor, the Trustee and the Bond Insurer that such Certificate of Title has not been obtained.


        (b) Upon receipt of any Certificate of Title, the Servicer shall promptly verify that the information contained in the Certificate of Title is materially correct, and that the Transferor is named as owner and the Trustee is shown as the lienholder of the Leased Vehicle covered thereby and forward such Certificate of Title to the Trustee. If the Servicer determines that such information is not correct, the Servicer shall promptly so advise the Trustee and the Bond Insurer. Certificates of Title will be held by the Trustee. The Servicer may assist the Customer in retitling a Leased Vehicle which has been permanently moved or transported to a different state.


        Section 3.12. Errors and Omissions Insurance. The Servicer agrees to maintain with a responsible company errors and omissions coverage in an amount customarily maintained by prudent equipment and vehicle lease servicers having servicing portfolios of a similar size.


                                   ARTICLE IV

                       ACCOUNTINGS, STATEMENTS AND REPORTS


        Section 4.01. Monthly Servicer's Reports. No later than 10:00 a.m., Minneapolis time, on each Determination Date, the Servicer shall deliver to the Transferor, the Back-up Servicer, the Trustee, the Bond Insurer, the Certificateholders and the Rating Agencies the Monthly Servicer's Report in the form attached as Exhibit A with respect to the activity in the immediately preceding Due Period. In the course of preparing the Monthly Servicer's Report, the Servicer shall seek direction from the Transferor as to remittance of the funds to be paid pursuant to Section 12.02(d)(xiv) of the Trust and Security Agreement. Lease Contracts which have been substituted for or purchased by the Company, either of the Contributors, the Servicer or the Transferor shall be identified by Customer lease number. On each Payment Date, the Servicer shall deliver to the Back-up Servicer and the Bond Insurer a computer disk or tape in a format acceptable to the Back-up Servicer and the Bond Insurer containing the information described on Exhibit B hereto, as well as any additional information reasonably requested by the Back-up Servicer or the Bond Insurer prior to such Payment Date.


        Section 4.02. Financial Statements; Certification as to Compliance; Notice of Default. (a) The Servicer (and the Company if the initial Servicer is no longer the Servicer) will deliver to the Trustee, the Bond Insurer, the Back-up Servicer, the Rating Agencies and to the Certificateholders:


               (i) within 120 days after the end of each fiscal year of the Reported Company, four copies of the Reported Company's Financial Statements, all in reasonable detail and accompanied by an opinion of the Independent Accountants or a firm of independent certified public accountants of recognized national standing stating that such financial statements present fairly the financial condition of the Reported Company (or, in the case of a successor Servicer, such successor Servicer's financial condition) and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur), and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;


              (ii) with each set of Reported Company's Financial Statements delivered pursuant to subsection (a)(i) above, the Servicer will deliver an Officer's Certificate stating that such officer has reviewed the relevant terms of the Trust and Security Agreement, the Contribution Agreement, the Insurance Agreement and this Agreement and has made, or caused to be made, under such officer's supervision, a review of the transactions and conditions of the Reported Company during the period covered by the Reported Company's Financial Statements then being furnished, that the review has not disclosed the existence of any Servicer Default or Servicer Event of Default or, if a Servicer Default or a Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto, and that on the basis of such review the officer signing such certificate is of the opinion that during such period the Servicer has serviced the Lease Contracts in compliance with the procedures hereof except as disclosed in such certificate;


             (iii) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Default or a Servicer Event of Default, a written notice describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto;


              (iv) promptly upon the Servicer's becoming aware of:


                        (A) any proposed or pending investigation of it or the
                Transferor by any governmental authority or agency, or

                        (B) any pending or proposed court or administrative
                proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Servicer or the Transferor, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits;


               (v) with reasonable promptness any other data and information which may be reasonably requested from time to time, including without limitation any information required to be made available at any time to any prospective transferee of any Certificates in order to satisfy the requirements of Rule 144A under the Securities Act of 1933, as amended; and


              (vi) quarterly, unaudited versions of the Reported Company's consolidating balance sheet and income statement and consolidated statement of sources and uses of cash.


        (b) On or before each April 15, so long as the Certificates are outstanding, the Servicer shall furnish to the Bond Insurer and the Trustee an Officer's Certificate either stating that such action has been taken with respect to the recording, filing, and rerecording and refiling of any financing statements and continuation statements as necessary to maintain the interest of the Trustee created by the Trust and Security Agreement with respect to the Trust Property and reciting the details of such action or stating that no such action is necessary to maintain such interest. Such Officer's Certificate shall also describe the recording, filing, rerecording and refiling of any financing statements and continuation statements that will be required to maintain the interest of the Trustee in the Trust Property until the date such next Officer's Certificate is due.


        Section 4.03. Annual Independent Accountants' Servicing Reports; Annual Federal Tax Lien Search. (a) Commencing with the 1997 fiscal year of the Servicer, and each fiscal year thereafter, the Servicer, at its expense, shall cause the Independent Accountant (who may also render and deliver other services to the Servicer and its Affiliates) to prepare a statement to the Back-up Servicer, the Trustee, the Certificateholders, the Bond Insurer and the Rating Agencies, dated as of the close of such fiscal year, to the effect that the Independent Accountant has examined the servicing procedures, manuals, guides and records of the Servicer, and the accounts and records of the Servicer relating to the Lease Contracts and the Lease Contract Files (which procedures, manuals, guides and records shall be described in one or more schedules to such statement), that such Independent Accountant has compared the information contained in the Monthly Servicer's Reports delivered in the relevant period and one-half of the Funding Reports delivered in the relevant period with information contained in the accounts and records for such period, and that, on the basis of such examination and comparison, nothing has come to the Independent Accountant's attention to indicate that the Servicer has not, during the relevant period, serviced the Lease Contracts in compliance with such servicing procedures, manual and guides and in the same manner required by the Servicer's standards and with the same degree of skill and care consistent with that which the Servicer customarily exercises with respect to similar Lease Contracts owned by it and otherwise in compliance with this Agreement, that such accounts and records have not been maintained in accordance with Section 4.04 hereof, that the information contained in the Monthly Servicer's Reports or in such Funding Reports does not reconcile with the information contained in the accounts and records or that such certificates, accounts and records have not been properly prepared and maintained in all material respects or in accordance with the requirements of this Agreement, except in each case for (a) such exceptions as the Independent Accountant shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement. If any discrepancy is found in any Funding Report, then the Independent Accountants shall verify the information in all of the Funding Reports delivered during the related fiscal year of the Servicer. The Servicer shall deliver to the Back-up Servicer, the Trustee, the Certificateholders, the Bond Insurer and the Rating Agencies a copy of any such statement within 120 days of the close of the relevant fiscal year.


        (b) Promptly after the end of the Servicer's fiscal year, the Servicer, at its expense, shall cause a search of any and all federal tax liens against the affiliated group of which the Company, the Contributors and the Transferor are members within the meaning of Section 1504 of the Code (the "Affiliated Group") as of the end of such fiscal year to be conducted and shall deliver to the Back-up Servicer, the Trustee, the Certificateholders and the Bond Insurer on or before January 31 of each year, commencing January 31, 1998, an officer's certificate signed by a Servicing Officer (i) stating that there are no outstanding federal tax liens filed against any member of the Affiliated Group or (ii) listing the outstanding federal tax liens filed against any member of such Affiliated Group. In the event any such certificate shall disclose any such federal tax liens, the Servicer shall promptly thereafter, satisfy any such federal tax liens.


        (c) Promptly after the end of the Servicer's fiscal year, the Servicer, at its expense, shall cause a third party acceptable to the Bond Insurer to perform an operational review of the Servicer and to deliver written results of such review to the Bond Insurer on or before December 31, of each year, commencing December 31, 1997. Such review may be performed in conjunction with the review undertaken by the Liquidity Agent under the Liquidity Agreement. The scope of such review shall be acceptable to the Bond Insurer.


        Section 4.04. Access to Certain Documentation and Information. (a) The Servicer shall provide to the Back-up Servicer, the Bond Insurer, the Trustee, or the Certificateholders and their duly authorized representatives, attorneys or accountants access to any and all documentation regarding the Trust Property (including the Lease Schedule) that the Servicer may possess, such access being afforded without charge but only upon reasonable request and during normal business hours so as not to interfere unreasonably with the Servicer's normal operations or customer or employee relations, at offices of the Servicer designated by the Servicer.


        (b) At all times during the term hereof, the Servicer shall keep available at its principal executive office for inspection by the Certificateholders, the Trustee, the Back-up Servicer and the Bond Insurer a list of all Lease Contracts then held as a part of the Trust Property, together with a reconciliation of such list to that set forth in the Lease Schedule and each of the Monthly Servicer's Reports, indicating the cumulative addition and removal of Lease Contracts from the Trust Property.


        (c) The Servicer will maintain accounts and records as to each respective Lease Contract serviced by the Servicer that are accurate and sufficiently detailed as to permit (i) the reader thereof to know as of the most recent Calculation Date the status of such Lease Contract, including any payments, Insurance Proceeds, Residual Proceeds and Recoveries received or owing (and the nature of each) thereon and (ii) the reconciliation between payments, Insurance Proceeds, Residual Proceeds or Recoveries on (or with respect to) each Lease Contract and the amounts from time to time deposited in the Collection Account in respect of such Lease Contract.


        (d) The Servicer will maintain all of its computerized accounts and records so that, from and after the time of the acquisition of the Lease Assets by the Transferor and the grant of the security interest in the Lease Contracts, Lease Receivables, Equipment and Leased Vehicles to the Trustee, the Servicer's accounts and records (including any back-up computer archives) that refer to any Lease Contract, Lease Receivable, Equipment or Leased Vehicles indicate clearly that the Lease Contracts, Lease Receivables, Equipment and Leased Vehicles are owned by the Transferor and pledged to the Trustee for the benefit of the Certificateholders and the Bond Insurer. Indication of the Trustee's interest in a Lease Contract will be deleted from or modified on the Servicer's accounts and records when, and only when, the Lease Contract has been paid in full, replaced with a Substitute Lease Contract or purchased by the Company or the Transferor.


        (e) Nothing in this Section 4.04 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Customers, and the failure to provide information otherwise required by this Section 4.04 as a result of such observance by the Servicer, shall not constitute a breach of this Section 4.04.


        (f) All information obtained by the Trustee, the Back-up Servicer, the Bond Insurer or the Certificateholders regarding the Customers and the Lease Contracts, whether upon exercise of its rights under this Section 4.04 or otherwise, shall be maintained by the Trustee, the Back-up Servicer, the Bond Insurer or the Certificateholders, as applicable, in confidence and shall not be disclosed to any other Person, unless such disclosure shall not violate any applicable law or regulation or any proprietary rights of the Company, the Contributors, the Transferor or the Servicer or unless ordered by a court of appropriate jurisdiction or so required by any regulatory body having appropriate jurisdiction; provided that the Bond Insurer may make disclosures with respect to any of the above matters to the Rating Agencies, reinsurers or any entity having regulatory authority over the Bond Insurer and provided, further, that the Trustee may provide any such information to any Certificateholder.


        Section 4.05. Other Necessary Data. The Servicer shall, on request of the Back-up Servicer, the Trustee or the Bond Insurer, on reasonable notice (i) furnish the Back-up Servicer, the Trustee or the Bond Insurer such data necessary for the administration of the Trust Property as can be reasonably generated by the Servicer's existing data processing systems, and (ii) on and after a Servicer Event of Default, provide the Trustee and the Back-up Servicer with access to the Servicer's existing data processing systems.


        Section 4.06. Trustee to Cooperate. Upon payment (including through application of any prepayment) in full of any Lease Contract, the Servicer will notify the Trustee on the next succeeding Determination Date by written certification (which certificate shall include a statement to the effect that all amounts received in connection with such payments in full which are required to be deposited in the Collection Account pursuant to Section 3.03 hereof have been so deposited) of a Servicing Officer and shall request delivery of the Lease Contract to the Servicer in accordance with the applicable provisions. Upon receipt of such delivery request, the Trustee shall within 60 days of such request by the Servicer release such Lease Contract to the Servicer in accordance with the applicable provisions. Upon release of such Lease Contract, the Servicer is authorized to execute an instrument in satisfaction of such Lease Contract and to do such other acts and execute such other documents as it deems necessary to discharge the Customer thereunder and, if applicable, release any security interest in the Equipment or Leased Vehicle related thereto. The Servicer shall determine when a Lease Contract has been paid in full. Upon the written request of a Servicing Officer and subject to the Trustee's rights to indemnity contained herein and in the Trust and Security Agreement, the Trustee shall perform such other acts as reasonably requested in writing by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' and the Bond Insurer's rights and remedies with respect to Lease Contracts.


                                    ARTICLE V

                         THE SERVICER AND THE TRANSFEROR

        Section 5.01. Servicer Indemnification. (a) The Servicer agrees (1) to indemnify, defend, and hold harmless the Trustee, the Back-up Servicer, the Bond Insurer and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Transferor or any Affiliate thereof of the Equipment and Leased Vehicles;


        (2) To indemnify, defend and hold harmless the Trustee, the Back-up Servicer, the Bond Insurer and the Certificateholders from and against any taxes that may at any time be asserted against the Trustee or the Certificateholders with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Certificateholders, not including any taxes asserted with respect to the issuance and original sale of the Certificates or federal or other income taxes arising out of distributions on the Certificates) and costs and expenses in defending against the same;


        (3) To indemnify, defend and hold harmless the Trustee, the Back-up Servicer, the Bond Insurer and the Certificateholders from against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Trustee or the Certificateholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations and duties hereunder; and


        (4) To indemnify, defend and hold harmless the Trustee, the Back-up Servicer, the Bond Insurer and the Certificateholders from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the duties contained herein, except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or gross negligence of such Person.


        (b) Indemnification under this Section 5.01 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation reasonably incurred. If the Servicer has made any indemnity payments to the Bond Insurer, the Trustee, the Back-up Servicer or the Certificateholders pursuant to this Section and such party thereafter collects any of such amounts from others, such party will promptly repay such amounts collected to the Servicer, without interest. The provisions of this Section 5.01 shall survive any expiration or termination of this Agreement.


        Section 5.02. Corporate Existence; Reorganizations. (a) The Servicer shall keep in full effect its existence and good standing as a corporation in the Servicer State of Incorporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to enable the Servicer to perform its duties under this Agreement, except where the failure to so qualify would not have a material adverse effect on the Trust Property or the ability of the Servicer to perform its duties hereunder; provided, however, that the Servicer may reincorporate in another state, if to do so would be in the best interests of the Servicer and would not have a material adverse effect upon the Certificateholders or the Bond Insurer.


        (b) The Servicer shall not (i) (other than pursuant to one or more additional lease financings) convey, transfer or lease substantially all of its assets as an entirety to any Person, or (ii) merge or consolidate with another Person, unless such Person or the merged or consolidated entity acquires substantially all the assets of the Servicer as an entirety, is reasonably acceptable to the Bond Insurer and executes and delivers to the Transferor, the Bond Insurer, the Backup Servicer and the Trustee an agreement, in form and substance reasonably satisfactory to the Transferor, the Bond Insurer, the Backup Servicer and the Trustee, which contains an assumption by such Person or entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement. The Servicer shall provide prompt written notice of such event to the Rating Agencies and the Bond Insurer.


        Section 5.03. Limitation on Liability of the Servicer and Others. Except as provided in Section 5.01, neither the Servicer nor any of the officers, directors, employees or agents of the Servicer shall be under any liability for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such person against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence (which includes negligence with respect to the duties of the Servicer explicitly set forth in this Agreement) in the performance of its duties hereunder. The Servicer and any officer, director, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person with respect to any matters arising hereunder. No implied covenants or obligations shall be read into this Agreement against the Servicer. In the event the Servicer performs any activities beyond the requirements of this Agreement, the Servicer shall have the option but will not be required to perform such activities in the future.


        Section 5.04. The Servicer Not to Resign. (a) The Servicer shall not resign from the duties and obligations hereby imposed on it except upon a determination by its Board of Directors that by reason of change in applicable legal requirements, with which the Servicer cannot reasonably comply, the continued performance by the Servicer of its duties under this Agreement would cause it to be in violation of such legal requirements, said determination to be evidenced by a resolution from its Board of Directors to such effect, accompanied by an Opinion of Counsel to such effect and reasonably satisfactory to the Trustee and the Bond Insurer.

        (b) No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of the Servicer hereunder.


        (c) Except as provided in Sections 5.02 and 6.01 hereof, the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 8.01 hereof, and shall survive the exercise by the Transferor or the Trustee of any right or remedy under this Agreement, or the enforcement by the Transferor, the Bond Insurer, the Trustee, the Back-up Servicer or the Certificateholders of any provision of the Certificates or this Agreement.


        Section 5.05. Transferor Indemnification. The Transferor shall indemnify and hold harmless the Servicer (but solely from the amounts to be distributed as set forth in Section 12.02(d)(xiv) of the Trust and Security Agreement) from and against any loss, liability, expense, damage or injury suffered or sustained by the Servicer, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, which arises out of the Servicer's activities hereunder; provided, however, that the Transferor shall not indemnify the Servicer if the Servicer's activities constituted fraud, willful misconduct, gross negligence (which includes negligence with respect to the duties of the Servicer which are explicitly set forth in this Agreement) or breach of fiduciary duty by the Servicer.


                                   ARTICLE VI

                              SERVICING TERMINATION


        Section 6.01. Servicer Events of Default. (a) Any of the following acts or occurrences shall constitute a Servicer Event of Default:


               (i) Any failure by the Servicer to deliver to the Trustee for payment to the Certificateholders any proceeds or payments received from a Customer or in respect of the Trust Property and when required to be so delivered under the terms of the Trust and Security Agreement and this Agreement that continues unremedied until 10:00 a.m., Minneapolis time, on the second successive Business Day, provided, however, that the Trustee, upon receiving actual knowledge of such failure, shall give the Servicer prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or


              (ii) Any failure by the Servicer to deliver a Monthly Servicer's Report pursuant to Section 4.01 hereof that continues unremedied until 10:00 a.m., Minneapolis time, the following Business Day; provided, however, that if the Servicer has not delivered the Monthly Servicer's Report by 12:00 noon, Minneapolis time, on the Determination Date, the Trustee shall give the Servicer notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Servicer shall not prohibit the occurrence of a Servicer Event of Default; or


             (iii) Any failure by the Servicer to make a Servicer Advance pursuant to Section 3.04 hereof or to deposit any Purchase Price received by it that continues unremedied until 10:00 a.m., Minneapolis time, the following Business Day; provided, however, that if the Servicer has not made the Servicer Advance or deposited any Purchase Price received by it by 12:00 noon, Minneapolis time, on the Determination Date and the Trustee has received written notification from the Servicer by way of the Monthly Servicer's Report or otherwise that such Servicer Advance or Purchase Price is to be paid, the Trustee shall give the Servicer prompt written, telecopied or telephonic notice of such failure. Notwithstanding the foregoing, any failure by the Trustee to deliver such notice to the Servicer shall not prevent the occurrence of a Servicer Event of Default; or


              (iv) Any failure by the Servicer to make remittances or deliver notices pursuant to Section 3.03 hereof, that continues unremedied until 10:00 a.m., Minneapolis time, of the third successive Business Day; or


               (v) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer, set forth in this Agreement or the Trust and Security Agreement, as the case may be, or any representation or warranty of the Servicer set forth in Section 2.01 of this Agreement shall prove to be incorrect, which failure or breach (A) materially and adversely affects the interest or rights of the Bond Insurer, the Trustee, the Back up Servicer or the Certificateholders and (B) continues unremedied for a period of 30 days after the date on which the Servicer becomes aware of such failure or breach or written notice of such failure or breach, requiring the situation giving rise to such breach or non-conformity to be remedied, shall have been given to a Servicing Officer of the Servicer by the Trustee, the Bond Insurer, the Transferor, or the Back-up Servicer, or to a Servicing Officer of the Servicer, the Bond Insurer and the Trustee by the Certificateholders; or


              (vi) Any assignment by the Servicer to a delegate of its duties or rights under this Agreement, except as specifically permitted hereunder, or any attempt to make such an assignment; or

             (vii) The entry of a decree or order for relief by a court having jurisdiction in respect of the Servicer or a petition against the Servicer in an involuntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Servicer or for any substantial part of its property, or the ordering of the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or


            (viii) The commencement by the Servicer of a voluntary case under any federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Servicer to the appointment of or taking possession by a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities, bankruptcy or similar proceedings of or relating to the Servicer or relating to a substantial part of its property, or the making by the Servicer of an assignment for the benefit of creditors, or the failure by the Servicer generally to pay its debts as such debts become due or if the Servicer shall admit in writing its inability to pay its debts as they become due, or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or


              (ix) The occurrence of a Trigger Event if the initial Servicer is the Servicer.


        (b) So long as a Servicer Event of Default shall not have been remedied within the period set forth in (i), (ii), (iii), (iv), (v) or (vii) above, as applicable, the Trustee, at the direction of the Bond Insurer shall, or if there has been a Bond Insurer Default, the Trustee, the Transferor, or the Back-up Servicer may, by notice (the "Servicer Termination Notice") then given in writing to the Servicer and the Back-up Servicer, terminate all, but not less than all, of the rights and obligations of the Servicer under this Agreement. Notwithstanding the foregoing, a delay in or failure of performance under
Section 6.01(a)(v) hereof for a period of 30 or more days shall not constitute a Servicer Event of Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Servicer shall provide the Trustee, the Back-up Servicer, the Bond Insurer, the Transferor and the Certificateholders with prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

        (c) In the event of the occurrence of a Trigger Event, the Trustee shall, at the direction of the Bond Insurer, or if there has been a Bond Insurer Default, the Trustee, the Transferor, or the Back-up Servicer may, by Servicer Termination Notice then given in writing to the Servicer and the Back-up Servicer, terminate all but not less than all of the rights and obligations of the Servicer under this Agreement.


        (d) On or after the receipt by the Servicer of a Servicer Termination Notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Lease Contracts or otherwise, shall pass to and be vested in the successor Servicer appointed pursuant to Section 6.02 hereof, and, without termination, such successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer of the Lease Contracts and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee, the Back-up Servicer and the successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account or thereafter received with respect to Lease Contracts. To assist the successor Servicer in enforcing all rights under the Lease Contracts and the Insurance Polices to the extent they relate to the Lease Contracts, the outgoing Servicer, at its own expense, shall transfer its records (electronic and otherwise) relating to such Lease Contracts to the successor Servicer in such form as the successor Servicer may reasonably request and shall transfer the related Lease Contracts (to the extent not held by the Trustee) and all other records, correspondence and documents relating to the Lease Contracts that it may possess to the successor Servicer in the manner and at such times as the successor Servicer shall reasonably request. In addition to any other amounts that are then payable to the Servicer under this Agreement, the Servicer shall be entitled to receive reimbursements for any unreimbursed Servicer Advance made during the period prior to the delivery of a Servicer Termination Notice pursuant to this Section 6.01 which terminates the obligations and right of the Servicer under this Agreement.


        Section 6.02. Back-up Servicer to Act; Taking of Bids; Appointment of Successor Servicer. (a)(i) Except as provided in Section 6.02(d) hereof, on and after the time the Servicer receives a Servicer Termination Notice pursuant to
Section 6.01, the Back-up Servicer shall, unless prevented by law, automatically and without further action be the successor Servicer. If the Back-up Servicer cannot serve or, for some other reason does not serve, as successor Servicer, another firm acceptable to the Bond Insurer shall be appointed.

       (ii) The successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement, and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor Servicer (x) shall not be required to make any Servicer Advance if such Servicer Advance would be prohibited by applicable law or if there exists any requirement that additional capital be maintained by the Servicer by applicable regulatory authority and (y) shall not be liable for any acts or omissions of the outgoing Servicer or for any breach by the outgoing Servicer of any of its representations and warranties contained herein or in any related document or agreement. With the prior written consent of the Bond Insurer (which consent shall not be unreasonably withheld), the successor Servicer may subcontract with another firm to act as subservicer so long as the successor Servicer remains fully responsible and accountable for performance of all obligations of the Servicer on and after the time the Servicer receives the Servicer Termination Notice. The successor Servicer shall be entitled to the Servicer Fee and any Additional Servicer Fee, subject to the taking of bids as described in subSection (b) below.


        (b) Upon receipt of a Servicer Termination Notice, the Back-up Servicer shall solicit written bids, with a copy to the Bond Insurer (such bids to include a proposed servicer fee and servicing transfer costs) from not less than three entities experienced in the servicing of lease contracts similar to the Lease Contracts and that are not Affiliates of the Trustee, the Back-up Servicer, the Servicer or the Transferor and are reasonably acceptable to the Bond Insurer. The Transferor may also solicit additional bids from other such entities. Any such written solicitation shall prominently indicate that any fees and transfer costs in excess of the Servicer Fee shall be paid only pursuant to
Section 12.02(d) of the Trust and Security Agreement. The successor Servicer shall act as Servicer hereunder and shall, subject to the availability of sufficient funds in the Collection Account pursuant to Section 12.02 of the Trust and Security Agreement, receive as compensation therefor a fee equal to the greater of the Servicer Fee or the fee proposed in the bid so solicited which provides for the lowest Servicer Fee, as reasonably determined by the Bond Insurer.


        (c) The Servicer, the Back-up Servicer, the Transferor, the Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Back-up Servicer (or the Trustee if the Trustee has previously reimbursed the Back-up Servicer therefor) shall be reimbursed for all Transition Costs incurred in connection with the assumption of responsibilities of the successor Servicer, upon receipt of documentation of such costs and expenses and in accordance with
Section 12.02(d)(viii) of the Trust and Security Agreement.


        (d) Upon written notification to the Trustee that on any Determination Date following the solicitation of bids provided for in Section 6.02(b) hereof, the sum of the aggregate Implicit

Principal Balance for all Lease Contracts less the principal amount of the Certificates then outstanding is less than $50,000; then the Back-up Servicer shall be relieved of its obligation under Section 6.02(a)(i) hereof, and the Bond Insurer, or if there is a Bond Insurer Default, the Transferor shall appoint a successor Servicer. In such event, the Bond Insurer shall be reimbursed for any Transition Costs incurred solely pursuant to Section 6.02(b) in the manner and to the extent provided for in Section 12.02(d)(viii) of the Trust and Security Agreement.


        Section 6.03. Notification to Certificateholders. The Servicer shall promptly notify the Back-up Servicer, the Bond Insurer, the Transferor and the Trustee of any Servicer Event of Default upon actual knowledge thereof by a Servicing Officer. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VI, the Trustee shall give prompt written notice thereof to the Certificateholders.


        Section 6.04. Waiver of Past Defaults. The Trustee shall, at the direction of the Bond Insurer or at the direction of the Certificateholders, with the written consent of the Bond Insurer, so long as there is no Bond Insurer Default, and may, if a Bond Insurer Default is continuing, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, other than a default with respect to required deposits and payments in accordance with Article III or a default of the type set forth in clause (vii) or (viii) of Section 6.01(a) hereof, which waiver shall require the consent of the Certificateholders and the Bond Insurer. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly waived.


        Section 6.05. Effects of Termination of Servicer. (a) Upon the appointment of the successor Servicer, the predecessor Servicer shall remit any Scheduled Payments, Overdue Payments and any other payments or proceeds that it may receive pursuant to any Lease Contract or otherwise to the successor Servicer after such date of appointment.


        (b) After the delivery of a Servicer Termination Notice, the outgoing Servicer shall have no further obligations with respect to the management, administration, servicing, enforcement, custody or collection of the Lease Contracts and the successor Servicer shall have all of such obligations, except that the outgoing Servicer will transmit or cause to be transmitted directly to the successor Servicer, promptly on receipt and in the same form in which received, any amounts held by the outgoing Servicer (properly endorsed where required for the successor Servicer to collect them) received as payments upon or otherwise in connection with the Lease Contracts. The outgoing Servicer's indemnification obligations pursuant to Section 5.01 hereof will survive the termination of the Servicer but will not extend to any acts or omissions of a successor Servicer.

       Section 6.06. No Effect on Other Parties. Upon any termination of the rights and powers of the Servicer pursuant to Section 6.01, or upon any appointment of a successor Servicer, all the rights, powers, duties and obligations of the other parties under this Agreement, the Trust and Security Agreement, the Insurance Agreement and the Contribution Agreement shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter.


                                   ARTICLE VII

                              THE BACK-UP SERVICER


        Section 7.01. Representations of Back-up Servicer. The Back-up Servicer makes the following representations and warranties:


                (a) The Back-up Servicer has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted.


                (b) The Back-up Servicer has the power and authority to execute and deliver this Agreement, the Trust and Security Agreement and the Insurance Agreement and to carry out its terms; and the execution, delivery, and performance of this Agreement, the Trust and Security Agreement and the Insurance Agreement shall have been duly authorized by the Back-up Servicer by all necessary corporate action.


                (c) This Agreement, the Trust and Security Agreement and the Insurance Agreement shall constitute a legal, valid, and binding obligation of the Back-up Servicer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.


                (d) The consummation of the transactions contemplated by this Agreement, the Trust and Security Agreement and the Insurance Agreement and the fulfillment of the terms thereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Back-up Servicer, or any indenture, agreement, or other instrument to which the Back-up Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument; nor violate any law or any order, rule, or regulation applicable to the Back-up Servicer of any court or of any Federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Back-up Servicer or its properties.


                (e) There are no proceedings or investigations pending or, to the Back-up Servicer's best knowledge, threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Back-up Servicer or its properties and in which the Back-up Servicer is named as a party or target of investigation (i) asserting the invalidity of this Agreement, the Trust and Security Agreement or the Insurance Agreement,
        (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Trust and Security Agreement or the Insurance Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Back-up Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Trust and Security Agreement or the Insurance Agreement.


        Section 7.02. Merger or Consolidation of, or Assumption of the Obligations of, Back-up Servicer. Any Person (a) into which the Back-up Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Back-up Servicer shall be a party, or (c) which may succeed to the properties and assets of the Back-up Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Back-up Servicer hereunder, shall be the successor to the Back-up Servicer under this Agreement without further act on the part of any of the parties to this Agreement. In the event that the resulting entity does not meet the eligibility requirements for the Trustee set forth in the Trust and Security Agreement, the Back-up Servicer, upon the written request of the Bond Insurer, shall resign from its obligations and duties under this Agreement.


        Section 7.03. Back-up Servicer Resignation. The Back-up Servicer shall not resign from its obligations and duties under this Agreement or the Insurance Agreement except (i) as provided in Section 7.02 above, or (ii) upon determination that the performance of its duties shall no longer be permissible under applicable law (any such determination permitting the resignation of the Back-up Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Bond Insurer).


        Section 7.04. Back-up Servicer Removal. The Back-up Servicer may be removed by the Bond Insurer or if a Bond Insurer Default has occurred and is continuing, by the Holders of 66-2/3% in principal amount of the Outstanding Certificates by notice to the Back-up Servicer, at any time if one of the following events have occurred:

               (i) the Back-up Servicer shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Back-up Servicer or of its property shall be appointed or any public officer shall take charge or control of the Back-up Servicer or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or


              (ii) a material breach by the Back-up Servicer of its duties, obligations, representations or warranties in this Agreement.


        Section 7.05. Oversight of Servicing. (a) Prior to each Payment Date, the Back-up Servicer shall review the Monthly Servicer's Report related thereto and shall determine the following:


               (i) that such Monthly Servicer's Report is complete on its face; and


              (ii) that the amounts credited to and withdrawn from the Collection Account, and the balance of such account, as set forth in the records of the Trustee, are the same as the amount set forth in the Monthly Servicer's Report.


        (b) The Back-up Servicer shall, within 30 days of the receipt thereof, load the computer disk or tape received from the Servicer pursuant to
Section 4.01 hereof, make sure such computer disk or tape is in readable form and shall:


               (i) calculate the Aggregate Implicit Principal Balance as of the most recent Calculation Date;


              (ii) calculate the Principal Distribution Amount for the most recent Payment Date; and


             (iii) calculate the Annualized Default Rate and the Delinquency Rate for the related Due Period and compare such calculated amounts with those set forth in the most recent Monthly Servicer's Report.


        (c) In the event of any discrepancy between the information set forth in subparagraphs (a) and (b) of this Section as calculated by the Servicer from that determined or calculated by the Back-up Servicer, the Back-up Servicer shall promptly notify the Servicer of such discrepancy. If within 30 days of such notice being provided to the Servicer, the Back-up Servicer and the Servicer are unable to resolve such discrepancy, the Back-up Servicer shall promptly notify the Bond Insurer, the Rating Agencies and the Certificateholders of such discrepancy.

        (d) Based solely on the information included in the Lease Schedule delivered on the related Funding Date and the computer disks or tapes provided pursuant to Section 4.01 hereof, the Back-up Servicer shall determine that any Substitute Lease Contracts delivered under Section 3.10 satisfy the Substitution Criterion.


        (e) The Back-up Servicer will make a site visit to the offices of the Servicer within 60 days of the end of each calendar year for the purpose of reviewing the operations of the Servicer, commencing December 31, 1997. The reasonable out-of-pocket costs and expenses of the Back-up Servicer incurred in connection with this Agreement, including without limitation, the site visit referred to in the preceding sentence will be reimbursed to the Back-up Servicer by the Transferor or the Servicer.


        (f) Other than as specifically set forth elsewhere in this Agreement, the Back-up Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted by the Servicer.


        (g) The Back-up Servicer shall consult fully with the Servicer as may be necessary from time to time to perform or carry out the Back-up Servicer's obligations hereunder, including the obligation to succeed at any time to the duties and obligations of the Servicer as servicer under Section 6.02 hereof.


        Section 7.06. Additional Back-up Servicer Duties. In addition to its other duties enumerated herein and in the Trust and Security Agreement, the Back-up Servicer shall recalculate the information set forth in each Funding Report within ten Business Days of each related Funding Date to verify (i) that the condition set forth in Section 4.02(h) of the Trust and Security Agreement has been satisfied, (ii) compliance with the concentration limits set forth in subsections 3.01(b)(i), (ii), (iii) and (xii) of the Contribution Agreement and
(iii)_the Aggregate Implicit Principal Balance set forth in each Funding Report.


        Section 7.07. Back-up Servicer Compensation. As compensation for the performance of its obligations as Back-up Servicer under this Agreement the Back-up Servicer shall be entitled to receive the Back-up Servicer Fee.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS


        Section 8.01. Termination of This Agreement. (a) Absent a termination pursuant to Section 6.01 hereof, the respective duties and obligations of the Servicer, the Transferor, the Back-up Servicer and the Trustee created by this Agreement shall terminate upon the discharge of the Trust and Security Agreement in accordance with its terms; and the respective duties and obligations of the Trustee shall terminate with respect to the Trustee in the event the Trustee resigns or is replaced under Section 7.09 of the Trust and Security Agreement; provided, however, that no resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee under
Section 7.10 of the Trust and Security Agreement. Upon the termination of this Agreement pursuant to this Section 8.01(a), the Servicer shall pay all monies with respect to the Lease Receivables, Equipment and Leased Vehicles held by the Servicer and to which the Servicer is not entitled to the Transferor or upon the Transferor's order.


        (b) This Agreement shall not be automatically terminated as a result of an Event of Default under the Trust and Security Agreement or any action taken by the Trustee thereafter with respect thereto, and any liquidation or preservation of the Trust Property by the Trustee thereafter shall be subject to the rights of the Servicer to service the Lease Receivables and to collect servicing compensation as provided hereunder.


        Section 8.02. Amendments. (a) This Agreement may be amended from time to time by the Transferor, the Servicer, the Back-up Servicer, and the Trustee, with the consent of the Bond Insurer but without the consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein that may be inconsistent with any other provisions herein and therein, as the case may be, or to add or amend any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.


        (b) This Agreement may also be amended from time to time by the Servicer and the Back-up Servicer, with the consent of the Trustee, the Bond Insurer and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, provided, however, that no such amendment shall, without the consent of the Certificateholders, (i) alter the priorities with which any allocation of funds shall be made under this Agreement; (ii) permit the creation of any lien on the Trust Property (other than the lien of the Trust and Security Agreement) or any portion thereof or deprive any such Certificateholder of the benefit of this Agreement with respect to the Trust Property or any portion thereof; or (iii) modify this Section 8.02 or Sections 5.02 or 5.04 hereof.


        (c) Promptly after the execution of any amendment, the Servicer shall send to the Trustee, the Bond Insurer, the Certificateholders and each Rating Agency a conformed copy of each such amendment.

        (d) It shall not be necessary, in any consent of Certificateholders under this Section 8.02, for the Certificateholders to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consent and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.


        (e) Any amendment or modification effected contrary to the provisions of this Section 8.02 shall be void.


        Section 8.03. Governing Law. This Agreement shall be construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


        Section 8.04. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered via telecopy or overnight or messenger delivery, or mailed by registered or certified United States mail, postage prepaid, and addressed as follows:


                (a) if to the Transferor, at 6416 Pacific Highway East, Tacoma, Washington 98424, Attention: President;


                (b) if to the Servicer, at 6416 Pacific Highway East, Tacoma, Washington 98424, Attention: President;


                (c) if to the Back-up Servicer, at 6th Street & Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Services/Asset-Backed Administration;


                (d) if to the Trustee, at 6th Street & Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Services/Asset-Backed Administration;


                (e) if to the Bond Insurer, at 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management--Structured Finance (IPM-SF) (telephone number (914) 273-4545 and facsimile number (914) 765-3810); and


                (f) if to the Rating Agencies, at Standard & Poor's, 26 Broadway, New York, New York 10004 and Moody's Investor Service, 99 Church Street, New York, New York 10007, Attention: ABS Surveillance Group.

        Any of the Persons in subclauses (a) through (f) above may change the address for notices hereunder by giving notice of such change to the other Persons.


        All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such Person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.


        Section 8.05. Severability of Provisions. If one or more of the provisions of this Agreement shall be for any reason whatever held invalid, such provisions shall be deemed severable from the remaining covenants and provisions of this Agreement, and shall in no way affect the validity or enforceability of such remaining provisions, the rights of any parties hereto, or the rights of the Trustee, the Bond Insurer or the Certificateholders. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.


        Section 8.06. Binding Effect. All provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders and the Bond Insurer. This Agreement may not be modified except by a writing signed by all parties hereto.


        Section 8.07. Article Headings and Captions. The article headings and captions in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.


        Section 8.08. Legal Holidays. In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day, such action, delivery or payment need not be made on such date, but may be made on the next succeeding Business Day.


        Section 8.09. Assignment for Security for the Certificates. The Servicer and the Back-up Servicer understand that the Transferor will assign to and grant to the Trustee a security interest in its right, title and interest to this Agreement. The Servicer and the Back-up Servicer consent to such assignment and grant and further agree that all representations, warranties, covenants and agreements of the Servicer and the Back-up Servicer made herein shall also be for the benefit of and inure to the Trustee, the Bond Insurer and the Certificateholders.


        Section 8.10. No Servicing Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.02 and 5.04 hereof, this Agreement may not be assigned by the Transferor or the Servicer (except with respect to the appointment of a subservicer) without the prior written consent of the Bond Insurer and the Certificateholders.


        Section 8.11. Bond Insurer Default. If a Bond Insurer Default occurs, the Bond Insurer's right to consent hereunder and to direct the Trustee shall be suspended until removed and, in such suspension, all provisions of this Agreement wherein the Bond Insurer's consent or direction is required or permitted, the consent or direction of the Certificateholders shall be required or permitted.


        Section 8.12. Counterparts. This Servicing Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.


        Section 8.13. Third Party Beneficiary. The Bond Insurer is an express third party beneficiary to this Agreement.

IN WITNESS WHEREOF, the Transferor, the Servicer, the Back-up Servicer and the Trustee have caused this Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                      NORWEST BANK MINNESOTA, NATIONAL
                                          ASSOCIATION, as Trustee and as Back-
                                          up Servicer



                                      By: /s/ EILEEN R. STELZNER
                                          Name:  Eileen R. Stelzner
                                          Title: Corporate Trust Officer



                                      T & W FUNDING COMPANY I, L.L.C.,
                                          Transferor



                                      By: /s/ MICHAEL A. PRICE
                                          Name:  Michael A. Price
                                          Title: President



                                      T & W FINANCIAL CORPORATION,
                                          Servicer



                                      By: /s/ THOMAS W. PRICE
                                          Name:  Thomas W. Price
                                          Title: President

                                                                       EXHIBIT A


                           T & W FINANCIAL CORPORATION
                             MONTHLY SERVICER REPORT


To:     Norwest Bank Minnesota, National Association,
          as Back-up Servicer
        MBIA Insurance Corporation
          as the Bond Insurer


Dear Sirs:


In accordance with Section 4.01 of the Servicing Agreement, dated as of February 1, 1997 (the "SV"), by and among T & W Financial Corporation as Servicer, Norwest Bank Minnesota, National Association, as Back-up Servicer and as Trustee, and T & W Funding Company I, L.L.C., as Transferor, this letter constitutes the Monthly Servicer's Report for the Payment Date occurring on ______________. Unless otherwise expressly noted, all data contained herein has been calculated as of the related Calculation Date and with respect to the related Due Period. Reference is also made to the Trust and Security Agreement, dated as of February 1, 1997, by and among the Transferor, the Trustee, the Back-up Servicer and the Servicer (the "T&SA").

DEPOSITS INTO COLLECTION ACCOUNT

Deposits by or on behalf of the Servicer:
-----------------------------------------

       Scheduled and Overdue Payments Received
         under the Lease Contracts directly by the Servicer                                $___________
       Prepayments                                                                         $___________
       Residual Proceeds                                                                   $___________
       Recoveries                                                                          $___________
       Purchase Price received                                                             $___________
       Guaranty Amounts                                                                    $___________
       Insurance Proceeds                                                                  $___________
       Servicer Advances                                                                   $___________
       Other amounts received by Servicer                                                  $___________

               Total                                                                       $___________

Transfers made by Trustee to the Collection Account
---------------------------------------------------

       Collection Account Investment Earnings                                              $___________
               Total                                                                       $___________
       Amounts from other sources (e.g., Servicer reimbursement of
         losses on eligible investments)                                                   $___________
       Total deposited into the Collection Account (other than payments
         from the Bond Insurer)                                                            $___________

DISBURSEMENTS FROM COLLECTION ACCOUNT:

Prior to Payment of Principal and Interest due
----------------------------------------------

       Servicer Fee                                                                        $___________
       Reinvestment Income (Collection Account) to Servicer                                $___________
       Reimburse Servicer and Back-up Servicer pursuant to
         Section 3.09 of SV (for costs associated with Defaulted Leases)                   $___________
       Pay Servicer any tax amounts deposited in
         Collection Account pursuant to Section 3.07 of SV                                 $___________
       Unreimbursed Servicer Advances now collected                                        $___________
       Non-recoverable Servicer Advances                                                   $___________
       Trustee Fee                                                                         $___________
       Back-up Servicer Fee                                                                $___________
       Bond Insurer Premium                                                                $___________
       Back-up Servicer expenses approved by the Bond Insurer                              $___________
               Total                                                                       $___________

     TOTAL BALANCE AVAILABLE FOR LENDER PAYMENTS                                           $___________

Disbursements to Certificateholders
-----------------------------------


       Interest Distribution Amount (current and overdue)                                  $___________
       Principal Distribution Amount                                                       $___________
       Portion covered by Policy, (for every Payment Date before
         Stated Maturity Date, only Interest due; for Stated Maturity
         Date, Interest due plus Outstanding Principal Balance)                            $___________
       Preference Claim received under the Policy
         (Article 8 of T&SA)                                                               $___________
       Additional principal after Trigger Event (Section 12.02(d)(ix) of T&SA)             $___________

TOTAL BALANCE AVAILABLE FOR OTHER PAYMENTS                                                 $___________

Other Disbursements
-------------------

       Unpaid Bond Insurer amounts, if any                                                 $___________
       Additional Servicer Fee, if any                                                     $___________
       Successor Servicer and Trustee Transition Costs specified in 12.02(d)(viii) of
         T&SA                                                                              $___________
       To the Servicer amounts specified in 12.02(d)(x) of T&SA                            $___________
       To the Servicer any unreimbursed Servicer Advances                                  $___________
       To Bond Insurer, amounts specified in the Insurance Agreement                       $___________
       To Back-Up Servicer, amounts specified in
         12.02(d)(xii) of T&SA                                                             $___________
       To the Transferor, any excess amount remaining
         in the Collection Account                                                         $___________

Total deposited into the Collection Account,
  including payments from Bond Insurer                                                     $___________
Total disbursed from Collection Account                                                    $___________
ENDING BALANCE IN THE COLLECTION ACCOUNT                                                   $___________

SERVICER ADVANCES


       Amount of Scheduled Payments not received (includes both
         Scheduled Payments on Delinquent Leases as well as leases
         which have become Defaulted Leases in the current Monthly
         Period)                                                                           $__________
       Cumulative unreimbursed Servicer Advances as of the previous Servicer
         Remittance Date                                                                   $__________
       Plus Servicer Advances for the current Monthly Period                               $__________
       Less Aggregate amount of Servicer Advance reimbursements for the current
         Monthly Period                                                                    $__________
       Cumulative unreimbursed Servicer Advances                                           $__________

IMPLICIT PRINCIPAL BALANCE ADJUSTMENTS


                                                                     IMPLICIT
                                                                    PRINCIPAL
                                                                     BALANCE               # of Contracts
                                                                    ---------              --------------

Beginning Aggregate Implicit Principal Balance                    $_______________               _____
Less Amortization of Scheduled Payments                           $_______________               _____
Less Unamortized Implicit Principal balance of:
        Defaulted Contracts                                       $_______________               _____
        Matured Contracts                                         $_______________               _____
        Casualty Contracts (to extent                             $_______________               _____
         of Insurance Proceeds)
Plus IPB of Substitute Contracts transferred                      $_______________               _____
  into the Trust
Less IPB of Substituted Contracts transferred                     $_______________               _____
  out of the Trust
Less IPB of Contracts repurchased by the Company or               $_______________               _____
  Transferor or purchased by the Servicer during the
  current Due Period
Other                                                             $_______________               _____
Plus increases for Funding IPB                                    $_______________               _____
Aggregate Implicit Principal Balance Adjustment                   $_______________               _____
Ending Aggregate Implicit Principal Balance                       $_______________               _____

CERTIFICATES INFORMATION


          Initial Certificates Balance                      $___________
          Less Principal Payment                            $___________
          Plus Funding Amount, if any                       $___________
          Ending Certificates Balance                       $___________

                    REQUIRED COLLATERALIZATION AMOUNT


Collateralization Percentage                                                          [__]%
    A)   Collateralization Percentage multiplied by
         the Aggregate Implicit Principal Balance                                 $___________
    B)   Implicit Principal Balance of the
         three largest Customers                                                  $___________
    C)   one-half of the Collateralization Percentage multiplied
         by the Initial Aggregate Implicit Principal Balance                      $___________
  Required Collateralization Amount equals the
  greater of A), B) or C)                                                         $___________
  Actual overcollateralization amount:
  (Implicit Principal Balance) minus
  the Outstanding Certificates Amount                                             $___________

TRIGGER EVENT CALCULATIONS:


Calculate Annualized Default Rate:
----------------------------------

# of days delinquent to declare Defaulted Lease:  180


Implicit Principal Balance of Defaulted Lease Contracts during
  current Due Period (including repurchased and Substitute Contracts)             $___________
Less Recoveries received during the current Due Period                            $___________
Less Residual Proceeds                                                            $___________
        Total                                                                     $___________

Current Month Annualized Default Rate                                      ____%

Detail on Defaulted Contracts (excluding Repurchased or Substituted Contracts):
-------------------------------------------------------------------------------


                                                                 IMPLICIT
                                                                PRINCIPAL
                                                                 BALANCE               Number
                                                                ---------              ------
Servicer did not make Advance                               $______________            _______
Prior Advance Deemed Unrecoverable                          $______________            _______
180 days delinquent                                         $______________            _______
Total Defaulted Contracts                                   $______________            _______

Calculate Delinquency Rate:
---------------------------


                                                     % OF AGGREGATE
                                   -----------------------------------------------------
                                    Implicit             Implicit
                                    Principal            Principal             Number of
                                     Balance              Balance              Contracts
                                    ---------            ---------             ---------
30-59 days delinquent              $__________           _______%              _________
60-89 days delinquent              $__________           _______%              _________
90-119 days delinquent             $__________           _______%              _________
120-149  days  delinquent          $__________           _______%              _________
150-179  days  delinquent          $__________           _______%              _________
        Total                      $__________


Current Month Delinquency Rate                           _______%

Check Default and Delinquency Triggers:
---------------------------------------


                                                                                                           Monthly
                                                  Sum of                                                   Period
                                                Current &                                                 Prior to
                                               Immediately                            Immediately        Immediately
                             AVERAGE            Preceding           Current            Preceding          Preceding
                          PAST 3 MONTHS        Monthly Pd.        Monthly Pd.         Monthly Pd.        Monthly Pd.
                          -------------        -----------        -----------         -----------        -----------
Annualized
Default Rate                _______%             _______%           _______%           _______%           _______%
Delinquency
Rate                        _______%             _______%           _______%           _______%           _______%

Applicable Maximum Default Rate                                     _______%

Applicable Maximum Delinquency Rate                                 _______%


Tangible Net Worth:                                                                                  $____________

DETAIL ON SUBSTITUTIONS AND PURCHASES:


                                                             Cumulative
                                           IMPLICIT           Implicit
                                           PRINCIPAL         Principal
                                            BALANCE           Balance
                                           ---------         ----------

Leases Terminated or
  Prepaid and Substituted
  per 4.04(d) of T&SA                     $__________       $__________          (Less Than $________)
Delinquent Lease Contracts,
  Substituted or Purchased
  per 4.04(d) of T&SA                     $__________       $__________          (Less Than $________)
Defaulted Lease Contracts,
  Substituted or Purchased
  per 4.04(d) of T&SA                     $__________       $__________          (Less Than $________)

TRANSITION COSTS:


Cumulative Transition Costs Paid to date
Pursuant to 12.02(d)(viii) of T&SA                   $__________


EXPLANATORY CERTIFICATES:_______________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Contact:________________________________________________________________________
Phone:__________________________________________________________________________

        The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects.


                                              T & W FINANCIAL CORPORATION
                                              Servicer


                                              By:
                                                  Name:  Michael A. Price
                                                  Title:  President

                                                                       EXHIBIT B


                            SERVICER DISK INFORMATION


FIELDS:


    1.     Acct #
    2.     lesse
    3.     eqcat
    4.     state
    5.     siccode
    6.     Yrs in Bus
    7.     Start Dt
    8.     FinalDt
    9.     Nxt date
   10.     basepmt
   11.     rec bal
   12.     cur recv
   13.     resid
   14.     securityop
   15.     lease term
   16.     pay term
   17.     status
   18.     zip code
   19.     Mos Del